UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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NAVIENT CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

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123 Justison Street

Wilmington, Delaware 19801

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

2019 ANNUAL MEETING OF SHAREHOLDERS

May 8, 2019

Dear Fellow Shareholders:

On May 2, 2019, Navient Corporation (“Navient” or the “Company”) and Canyon Capital Advisors LLC and certain of its affiliates (together, “Canyon”), entered into a cooperation agreement (the “Agreement”) regarding Canyon’s nomination of four (4) candidates for election to the Company’s Board of Directors (the “Board of Directors” or the “Board”) at the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”). Pursuant to the terms of the Agreement, the Company agreed to appoint Marjorie Bowen and Larry Klane to the Board and to nominate each of Ms. Bowen and Mr. Klane for election to the Board at the Annual Meeting. William M. Diefenderfer, III has notified the Board that he has chosen not to stand for re-election at the Annual Meeting. Canyon has withdrawn its slate of director nominees and has agreed to vote in favor of the Board’s slate of eleven (11) director nominees named herein.

The Board recommends that you vote “FOR” the election of each of the Board’s eleven (11) nominees on the enclosed revised WHITE proxy card, or if you own your shares in “street name” through a broker, bank, trustee or other nominee on the revised voting instruction form you receive from the holder of record. The revised WHITE proxy card or revised voting instruction form contains a total of eleven (11) director nominees and differs from the previous WHITE proxy card furnished by the Company in that it does not include Mr. Diefenderfer and includes Ms. Bowen and Mr. Klane as director nominees listed in Proposal 1. The election of Ms. Bowen will appear on your revised voting instruction form as Proposal 5 and the election of Mr. Klane will appear on your revised voting instruction form as Proposal 6.

Whether or not you plan to attend the Annual Meeting, you are urged to sign, date and promptly return the revised WHITE proxy card or revised voting instruction form, or vote via the Internet or by telephone following the instructions on the revised WHITE proxy card or the revised voting instruction form. You may also vote in person at the Annual Meeting. If you have already submitted the previous WHITE proxy card or previous voting instruction form and you do not wish to change your vote, you do not have to take any further action; however, votes for Mr. Diefenderfer on any previously submitted WHITE proxy card or voting instruction form will be disregarded, since Mr. Diefenderfer is not standing for re-election, and voting on the previous WHITE proxy card or previous voting instruction form will not count as a vote for Ms. Bowen or Mr. Klane. For specific instructions on voting, please refer to the instructions on the enclosed revised WHITE proxy card or a revised voting instruction form.

If you have any questions, please contact MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com.

Sincerely,

John (Jack) F. Remondi

President and Chief Executive Officer

May 8, 2019

REVISED NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS OF

NAVIENT CORPORATION

To Our Shareholders:

Navient will hold its Annual Meeting as follows:

Date: Time:	Thursday, June 6, 2019 8:00 a.m., Eastern Daylight Time

Place:	Navient Corporation 123 Justison Street Wilmington, Delaware 19801

Items of Business:

(1)   Elect the eleven (11) nominees to serve as directors for one-year terms or until their successors have been duly elected and qualified;

(2)   Ratify the appointment of KPMG LLP as Navient’s independent registered public accounting firm for 2019;

(3)   Approve, in a non-binding advisory vote, the compensation paid to Navient’s named executive officers;

(4)   Approve the Amended and Restated Navient Corporation Employee Stock Purchase Plan; and

(5)   Act on such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:

You may vote if you were a shareholder of record as of the close of business on April 8, 2019.

The Board of Directors recommends a vote “FOR” the election of each of the eleven (11) nominees on the revised WHITE proxy card or revised voting instruction form. Your vote is very important. Even if you plan to attend the Annual Meeting, we request that you read this supplement (this “Supplement”) to the Company’s definitive proxy statement, dated April 29, 2019 (the “Proxy Statement”), in conjunction with the Proxy Statement and vote your shares by following the instructions provided on the revised WHITE proxy card or revised voting instruction form. Only your last-dated proxy card or voting instruction form will count, and any proxy card or voting instruction form may be revoked at any time prior to its exercise at the Annual Meeting as described in the Proxy Statement.

If you wish to attend the Annual Meeting in person, you must bring evidence of your ownership as of the record date, April 8, 2019, which is the same record date specified in the Proxy Statement, or a valid proxy showing that you are representing a shareholder who owned shares as of that date. If you have any questions regarding this information or the proxy materials, please contact MacKenzie, toll-free at 800-322-2885, collect at 212-929-5500 or via email at navient@mackenziepartners.com.

By Order of the Board of Directors,

Mark L. Heleen

Secretary

A copy of this Revised Notice of 2019 Annual Meeting of Shareholders of Navient Corporation and this Supplement is being sent to shareholders beginning on or about May 9, 2019.

Supplement to the Proxy Statement for the 2019 Annual Meeting of Shareholders

This Supplement supplements the Proxy Statement, furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting, to be held on June 6, 2019, and any adjournment or postponement thereof. The Annual Meeting will be held at our headquarters at 123 Justison Street, Wilmington, Delaware 19801, at 8:00 a.m., Eastern Daylight Time. The record date for determining shareholders who are entitled to vote at the Annual Meeting is April 8, 2019, which is the same record date specified in the Proxy Statement. The Notice of 2019 Annual Meeting of Shareholders of Navient Corporation, the Proxy Statement, the Company’s Annual Report on Form 10-K for the year ending December 31, 2018 (the “2018 Annual Report”), and the previous WHITE proxy card or previous voting instruction form were first made available on or about May 1, 2019, to all shareholders entitled to vote at the Annual Meeting. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current and this Supplement should be read in conjunction with the Proxy Statement.

You are encouraged to sign, date and promptly return the revised WHITE proxy card or revised voting instruction form to ensure that your shares are voted for the Board’s slate of eleven (11) nominees.

UPDATED SLATE OF NOMINEES FOR ELECTION; TERMINATION OF CANYON SOLICITATION

On May 2, 2019, the Company, entered into the Agreement with Canyon, for the purpose of, among other things, resolving the pending proxy contest.

Pursuant to the terms of the Agreement, the Company agreed to nominate Marjorie Bowen and Larry Klane for election to the Board at the Annual Meeting. William M. Diefenderfer, III has also notified the Board of his decision not to stand for re-election to the Board at the Annual Meeting.

Accordingly, as of the Annual Meeting, the size of the Board will now be set at eleven (11) members and the Board’s slate of director nominees submitted for election at the Annual Meeting is as follows:

Frederick Arnold

Marjorie Bowen

Anna Escobedo Cabral

Larry Klane

Katherine A. Lehman

Linda A. Mills

John (Jack) F. Remondi

Jane J. Thompson

Laura S. Unger

Barry L. Williams

David L. Yowan

Canyon has withdrawn its slate of four (4) nominees for election as directors at the Annual Meeting, discontinued its proxy solicitation with respect to the Annual Meeting and agreed to vote in favor of the Board’s slate of director nominees.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above on the revised WHITE proxy card or revised voting instruction form.

For further information regarding the Agreement, please see the summary set forth below under the section entitled “Agreement with Canyon.”

Voting of Proxies

In light of the developments described in this Supplement, this Supplement supplements and amends the Proxy Statement and includes additional information you should read in conjunction with the Proxy Statement. In accordance with the procedures described in the Proxy Statement, since William M. Diefenderfer, III has informed the Company of his decision not to stand for re-election at the Annual Meeting, votes for him on any previous WHITE proxy card or previous voting instruction form submitted by shareholders will be disregarded. Voting on the previous WHITE proxy card or previous voting instruction form will also not count as a vote for Ms. Bowen or Mr. Klane. If you have voted on the previous WHITE proxy card or previous voting instruction form, the persons named as proxies on the proxy card will vote as you previously instructed with respect to the remaining nominees listed, as well as with respect to the other proposals listed. If you have already submitted the previous WHITE proxy card or previous voting instruction form and you do not wish to change your vote, you do not have to take any further action.

However, in order to vote for the Board’s full slate of eleven (11) nominees, the Board of Directors recommends that you vote “FOR” the election of each of the nominees listed on the revised WHITE proxy card or revised voting instruction form.

If your shares are held in “street name” through a broker, bank, trustee or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares. Without your voting instructions your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. If your shares are held in “street name” through a broker, bank, trustee or other nominee, the election of Ms. Bowen will appear on your revised voting instruction form as Proposal 5 and the election of Mr. Klane will appear on your revised voting instruction form as Proposal 6. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the revised voting instruction form.

This Supplement, the Company’s Revised Notice of 2019 Annual Meeting of Shareholders, the Proxy Statement and the Company’s 2018 Annual Report are also available free of charge at https://www.navient.com/about/investors/stockholderinfo and http://www.ViewOurMaterial.com/NAVI.

If you have any questions, please contact MacKenzie toll-free at 800-322-2885, collect at 212-929-5500 or via email at navient@mackenziepartners.com.

Election of Directors

The Company’s Second Amended and Restated Bylaws provide that an election of directors will be by a plurality of the votes cast in a contested election, where the number of nominees for director exceeds the number of directors to be elected ten (10) days in advance of the date that the Company files its definitive proxy statement (regardless of whether or not such definitive proxy statement is thereafter revised or supplemented) with the U.S. Securities and Exchange Commission (the “SEC”) for a meeting at which directors are to be elected. As previously disclosed in the Proxy Statement, Canyon nominated a slate of four (4) director candidates for election to the Board at the Annual Meeting in opposition to the ten (10) nominees previously recommended by the Board and had not withdrawn such nomination when the Company filed the Proxy Statement. As a result, the election is considered to be contested, and the eleven (11) candidates for election as directors receiving the highest number of shares voted “FOR” the nominee’s election will be elected to the Board at the Annual Meeting, notwithstanding the fact that following the filing of the Company’s Proxy Statement, Canyon agreed to withdraw its four (4) nominees. Shares that are not voted in the election of directors, including abstentions and broker non-votes, will have no direct effect on the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

Nominees for Election to the Board of Directors

Marjorie Bowen, 54 Director

Corporate Director

Business Experience:

Managing Director, Houlihan Lokey — 1997 to 2007

Investment Banker, Houlihan Lokey — 1989 to 2007

Directorships of Other Public Companies:

Genesco, Inc. (NYSE: GCO) — 2018 to present

ShoreTel, Inc. — Former Board Member

Illinois Power Generating Co. — Former Special Independent Director

Dune Energy, Inc. — Former Board Member

Hansen Medical, Inc. — Former Board Member

The Talbots Inc. — Former Board Member

Texas Industries Inc. — Former Board Member

Other Professional and Leadership Experience:

Director, Harley Marine Services, Inc.

Director, V Global Holdings, LLC dba Vertellus

Former Director, SquareTwo Financial

Former Director, OmniForce, LLC

Former Director, Global Aviation Holdings

Skills, Experience and Qualifications:

Ms. Bowen’s extensive experience as a director for both public and private companies, as well as her nearly twenty (20) years of investment banking experience advising both public and private companies on transactions, strategic and other shareholder matters, enables her to provide valuable insights and judgment to our Board of Directors.

Larry Klane, 59 Director

Co-Founding Principal

Pivot Investment Partners LLC

Business Experience:

Global Financial Institutions Leader, Cerberus Capital Management — 2012 to 2013

Chair, Korea Exchange Bank — 2010 to 2012

CEO, Korea Exchange Bank — 2009 to 2012

President of Global Financial Services, Capital One — 2000 to 2008

Managing Director, Bankers Trust/Deutsche Bank — 1994 to 2000

Directorships of Other Public Companies:

VeriFone Systems, Inc. — Former Board Member

Aozora Bank Ltd. — Former Board Member

Other Professional and Leadership Experience:

Director, Nexi Group S.p.A.

Director, Ethoca Limited

Skills, Experience and Qualifications:

Mr. Klane brings an important strategic and operational perspective to our Board given his extensive background in financial services and payments, including his service in various leadership positions in the financial services industry.

Agreement with Canyon

On May 2, 2019, Navient entered into a cooperation agreement (the “Agreement”) with Canyon. Pursuant to the Agreement, the Board agreed, among other things, to appoint Marjorie Bowen and Larry Klane as directors of the Company, subject to satisfaction of customary conditions, and to nominate and recommend Ms. Bowen and Mr. Klane for election to the Board at the Annual Meeting. The Agreement also provides for customary director replacement rights in the event Canyon beneficially owns at least seven and one half percent (7.5%) of the Company’s then-outstanding shares. In connection with the Agreement, Canyon will withdraw its nomination notice and agreed to vote in favor of the slate of directors nominated by the Board for election at the Annual Meeting. Canyon also agreed to vote in accordance with the Board’s recommendation with respect to each proposal specified in the Proxy Statement if presented at the Annual Meeting, unless either Institutional Shareholder Services Inc. (“ISS”) or Glass, Lewis & Co. (“Glass Lewis”) issues a recommendation against the Board’s position, in which case Canyon will have the right to vote in accordance with such ISS or Glass Lewis recommendation.

Under the terms of the Agreement, Canyon has agreed to abide by customary standstill restrictions until the earlier of (i) ten (10) business days prior to the deadline for submission of a notice of shareholder nomination of individuals for election as directors of the Company at the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”) and (ii) December 31, 2019 (the “Standstill Period”). Pursuant to the Agreement, Ms. Bowen, Mr. Klane and Frederick Arnold, a director of the Company, have each delivered to the Company an irrevocable advance resignation letter tendering their respective resignations from the Board in the event Canyon nominates one or more directors in connection with the 2020 Annual Meeting, which resignations may be accepted by the Board in its sole discretion. Canyon has also agreed not to nominate Ms. Bowen, Mr. Klane or Mr. Arnold for election to the Board at the 2020 Annual Meeting.

Pursuant to the Agreement, Barry L. Williams has agreed to retire from the Board prior to August 31, 2019. After Mr. Diefenderfer and Mr. Williams are no longer directors and during the Standstill Period, the Board has agreed that its size will be no more than ten (10) directors. The Company has agreed that the Board will select from among the independent directors a new Chairperson, effective as of the Annual Meeting.

Pursuant to the Agreement, the Board appointed Mr. Arnold as a member of the Finance and Operations Committee of the Board and the Board agreed that such committee will retain, in its discretion, one or more financial advisors and/or consultants to assist with its oversight and review of the Company’s policies and practices. The Company also agreed that the Board will appoint at least one of Ms. Bowen and Mr. Klane to each of the Nominations and Governance Committee of the Board and the Compensation and Personnel Committee of the Board, respectively. The specific committee appointments of each of Ms. Bowen and Mr. Klane will be determined by the Board.

The parties also agreed to customary mutual non-disparagement provisions, and the Company agreed to reimburse Canyon for its reasonable and documented out-of-pocket expenses related to preparing for, engaging in and settling the proxy contest up to a cap of $2,750,000.

The Company filed the Agreement as an exhibit to a Current Report on Form 8-K filed with the SEC on May 3, 2019. The description of the Agreement in this Supplement is qualified by the full text of the Agreement.

Your vote is very important. Even if you plan to attend the Annual Meeting, we request that you read this Supplement in conjunction with the Proxy Statement and vote your shares by signing and dating the revised WHITE proxy card or revised voting instruction form and returning it in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions provided on the revised WHITE proxy card or revised voting instruction form.

Navient. c/o MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, NY 10018 VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the 2019 Annual Meeting of Shareholders of Navient Corporation. Have your WHITE proxy card in hand when you access the website and follow the instructions. VOTE BY TELEPHONE – 1-888-693-8683 If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the 2019 Annual Meeting of Shareholders of Navient Corporation. Have your WHITE proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: Navient Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card. Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Shareholders of Navient Corporation: The Notice of the 2019 Annual Meeting of Shareholders of Navient Corporation, proxy statement and Form 10-K are available at www.ViewOurMaterial.com/NAVI. THIS PROXY CARD IS VALID ONLY WHEN PROPERLY EXECUTED. DETACH AND RETURN THIS PORTION ONLY NAVIENT CORPORATION WHITE PROXY If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. CONTROL NUMBER c/o MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, NY 10018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ¸ The Board of Directors recommends a vote “FOR ALL” the director nominees listed below in Proposal 1. 1. Election of Directors FOR WITHHOLD FOR ALL Nominees: ALL ALL EXCEPT The Board of Directors recommends a vote “FOR” Proposals 2, 3 and 4. 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2019. FOR AGAINST ABSTAIN 3. Non-binding advisory vote to approve named executive officer compensation. FOR AGAINST ABSTAIN 4. Approval of the Amended and Restated Navient Corporation Employee Stock Purchase Plan. FOR AGAINST ABSTAIN For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend the 2019 Annual Meeting of Shareholders of Navient Corporation. Yes No Shareholder Signature Title Date Shareholder (Joint Owner) Signature Title Date Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the excepted nominee(s) in the space below. KEEP THIS PORTION FOR YOUR RECORDS (01) Frederick Arnold (02) Anna Escobedo Cabral (03) N.A. (04) Katherine A. Lehman (05) Linda A. Mills (06) John F. Remondi (07) Jane J. Thompson (08) Laura S. Unger (09) Barry L. Williams (10) David L. Yowan (11) Marjorie Bowen (12) Larry Klane

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Shareholders of Navient Corporation: The Notice and Proxy Statement and Form 10-K are available at www.ViewOurMaterial.com/NAVI. PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. ADMISSION TICKET Bring this ticket and photo ID with you if you plan on attending the 2019 Annual Meeting of Shareholders of Navient Corporation. NOTE: Cameras, transmission, broadcasting and other recording devices, including smart phones, will not be permitted in the meeting room. Attendees may be asked to pass through a security screening device or adhere to other security measures prior to entering the 2019 Annual Meeting of Shareholders of Navient Corporation. We regret any inconvenience this may cause you and we appreciate your cooperation. NAVIENT CORPORATION WHITE PROXY 2019 Annual Meeting of Shareholders of Navient Corporation June 6, 2019, 8:00 a.m., Eastern Time Navient Corporation 123 Justison Street Wilmington, Delaware 19801 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NAVIENT CORPORATION The undersigned hereby appoints Mark Heleen and Kurt Slawson, or each of them, each with full power of substitution, as the lawful attorneys and proxies of the undersigned to attend the 2019 Annual Meeting of Shareholders of Navient Corporation to be held on June 6, 2019, at 8:00 a.m., Eastern Time, or any adjournment(s) or postponement(s) thereof, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the 2019 Annual Meeting of Shareholders of Navient Corporation. The undersigned hereby revokes any proxy previously given to vote at the 2019 Annual Meeting of Shareholders of Navient Corporation. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE 2019 ANNUAL MEETING OF SHAREHOLDERS OF NAVIENT CORPORATION. (Continued and to be signed on the reverse side) TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, ïƒª MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. ïƒª Address Changes/Comments: (If you noted any address changes/comments above, please mark corresponding box on the reverse side.)